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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                               March 18, 1999
                 ------------------------------------------------
                 Date of Report (Date of earliest event reported)


                                 MEGABIOS CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                    0-22987              94-3156660
    ---------------------------------------------------------------------------
    (State or other jurisdiction       (Commission           (I.R.S. Employer
          of incorporation)            File Number)         Identification No.)

                                863A MITTEN ROAD
                              BURLINGAME, CA 94010
                    ----------------------------------------
                    (Address of principal executive offices)


                                (650) 697-1900
               ----------------------------------------------------
               (Registrant's telephone number, including area code)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THIS CURRENT REPORT ON FORM 8-K (THE "REPORT") CONTAINS FORWARD-LOOKING STATEMENTS THAT KNOWN AND UNKNOWN INVOLVE RISKS AND UNCERTAINTIES. IN PARTICULAR, SEE THE SECTION ENTITLED "RISK FACTORS" IN THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED AS PART OF THE REGISTRATION STATEMENT ON FORM S-4 (NO. 333-68013) DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") ON FEBRUARY 11, 1999.

Montana Acquisition Sub, Inc., a Delaware corporation ("Merger Sub"), which was a wholly owned subsidiary of Megabios Corp., a Delaware corporation ("Megabios"), was merged with and into GeneMedicine, Inc., a Delaware corporation ("GeneMedicine"), pursuant to an Agreement and Plan of Merger and Reorganization, as amended, dated as of October 24, 1998, among Megabios, Merger Sub, and GeneMedicine (the "Agreement"). The terms of the Agreement were determined through arms' length negotiations between Megabios and GeneMedicine.

The merger of Merger Sub with and into GeneMedicine (the "Merger") became effective at the time of the filing of a Certificate of Merger with the Delaware Secretary of State on March 18, 1999 (the "Effective Time"). Approximately 66.2% of the outstanding shares of GeneMedicine common stock, par value $.001 per share ("GeneMedicine Common Stock"), approved the Agreement and the Merger and approximately 60.1% of the outstanding shares of Megabios common stock, par value $.001 per share ("Megabios Common Stock"), approved the issuance of Megabios Common Stock in connection with the Merger.

Of the GeneMedicine Common Stock eligible to vote on the approval of the Agreement and the Merger, approximately 0.78% voted against the Agreement and the Merger and approximately 0.25% abstained. Of the Megabios Common Stock eligible to vote on the issuance of Megabios Common Stock in connection with the Merger, approximately 0.08% voted against the issuance and approximately 0.05% abstained.

At the Effective Time: (i) Merger Sub ceased to exist; (ii) GeneMedicine, as the surviving corporation in the Merger, became a wholly owned subsidiary of Megabios; and (iii) subject to the provisions of the Agreement relating to the payment of cash in lieu of fractional shares, each share of GeneMedicine Common Stock outstanding immediately prior to the Effective Time was converted into the right to receive 0.5710 shares of Megabios Common Stock.

In addition, pursuant to the Agreement, at the Effective Time, all rights with respect to Megabios options and warrants then outstanding were converted into and became rights with respect to Megabios Common Stock, and Megabios assumed each such outstanding GeneMedicine option and warrant in accordance with the terms of such option and warrant. By virtue of the assumption by Megabios of such GeneMedicine options and warrants, from and after the Effective Time: (i) each GeneMedicine option or warrant assumed by Megabios may be exercised solely for Megabios Common Stock; (ii) the number of shares of Megabios Common Stock subject to each such GeneMedicine option or warrant is equal to the number of shares of GeneMedicine Common Stock subject to such option or warrant immediately prior to the Effective Time multiplied by 0.5710 (the exchange ratio in the Merger), rounded down to the nearest whole share (with cash, less the applicable exercise price, being payable for any fraction of a share); and (iii) the per share exercise price under each such GeneMedicine option or warrant was adjusted by dividing the per share exercise price under such GeneMedicine option or warrant by 0.5710 and rounding up to the nearest cent.

The former stockholders of GeneMedicine are receiving approximately 9,100,000 shares of Megabios Common Stock pursuant to the Merger. In addition, outstanding GeneMedicine options and warrants were converted into and become rights with respect to approximately 1,800,000 shares of Megabios Common Stock. With respect to the GeneMedicine options, Megabios assumed each such option in accordance with the terms of the stock option plan under which it was issued and the stock option agreement by which it is evidenced.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Financial Statements of the Business Acquired

        (1) The required financial statements with respect to the acquired business referred to in Item 2 of this Report are incorporated by reference to such financial statements as filed with the Commission by Megabios in the Registration Statement on Form S-4 (Registration No. 333-68013), as amended, on February 10, 1999.

        (b) Pro Forma Financial Information

        (2) The required pro forma financial information with respect to the acquired business referred to in Item 2 of this report is incorporated by reference to such pro forma financial information as filed with the Commission by Megabios in the Registration Statement on Form S-4
(Registration No. 333-68013), as amended, on February 10, 1999.

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        (c) Exhibits

EXHIBIT NO.   DESCRIPTION

   2.1 Agreement and Plan of Merger and Reorganization, as amended, dated as of October 24, 1998, among Megabios Corp., a Delaware corporation, Montana Acquisition Sub, Inc., a Delaware corporation, and GeneMedicine, Inc., a Delaware corporation (incorporated by reference to Exhibit 99.1 to Megabios Corp.'s Quarterly Report on Form 10-Q filed with the Commission on November 13, 1998).

  23.1        Consent of Arthur Andersen LLP, independent public accountants



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 1999                          MEGABIOS CORP.

                                              By: /s/ Benjamin F. McGraw, III
                                                 -----------------------------

                                                    Benjamin F. McGraw, III
                                                    Chief Executive Officer


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                                 EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION

   2.1 Agreement and Plan of Merger and Reorganization, as amended, dated as of October 24, 1998, among Megabios Corp., a Delaware corporation, Montana Acquisition Sub, Inc., a Delaware corporation, and GeneMedicine, Inc., a Delaware corporation (incorporated by reference to Megabios Corp.'s Exhibit 99.1 to Quarterly Report on Form 10-Q filed with the Commission on November 13, 1998).

  23.1        Consent of Arthur Andersen LLP, independent public accountants